UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2017

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207

(Address of principal executive offices) (Zip Code)

(904) 357-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 5, 2017, in connection with the previously announced acquisition by Rayonier Advanced Materials Inc., a Delaware corporation (the “Company”), of Tembec Inc., a corporation continued and existing under the laws of Canada (the “Acquisition”), pursuant to that certain Arrangement Agreement, dated as of May 24, 2017 (the “Arrangement Agreement Signing Date”), the Company, Rayonier A.M. Products Inc., a Delaware corporation (the “Borrower”), and certain of their subsidiaries entered into the First Amendment (the “First Amendment”) to that certain Credit Agreement, dated as of June 24, 2014 (as amended, supplemented or otherwise modified prior to the date of the First Amendment, the “Existing Credit Agreement”), among the Borrower, the Company, the subsidiary loan parties from time to time party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent. The First Amendment amended the Existing Credit Agreement to, among other things, provide that in connection with the Acquisition and certain transactions in connection therewith, certain financial ratios thereunder will be tested as of the Arrangement Agreement Signing Date rather than as of the date the Acquisition or such other transactions are consummated.

The description above of the First Amendment is qualified in its entirety by reference to the terms of the First Amendment, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment, dated as of June 5, 2017, among Rayonier A.M. Products Inc., as Borrower, Rayonier Advanced Materials Inc., as Designated Borrower, Holdings and as a Guarantor, the Subsidiary Loan Parties party thereto, the Lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:	/s/ Michael R. Herman
Name:	Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment, dated as of June 5, 2017, among Rayonier A.M. Products Inc., as Borrower, Rayonier Advanced Materials Inc., as Designated Borrower, Holdings and as a Guarantor, the Subsidiary Loan Parties party thereto, the Lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent